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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No.1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2003

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-12367 (Commission File Number)	22-2906244 (I.R.S. Employer Identification Number)
2704 West Roscoe Street, Chicago, Illinois 60618 (Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (773) 961-2222

Item 5.    Other Events and Regulation FD Disclosure.

        On February 20, 2003, we filed a report on Form 8-K, which included a press release announcing our fourth quarter and full-year financial results.

  USE OF NON-GAAP FINANCIAL INFORMATION

        The press release issued February 20, 2003 contained certain non-GAAP financial measures. As required by Regulation G promulgated by the Securities and Exchange Commission, detailed reconciliations of these non-GAAP financial measures to comparable GAAP measures are included in the following Tables I-V. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Management uses these non-GAAP measures to report results that exclude certain restructuring and other charges associated with asset impairments, employee severance costs and expenses relating to the closing and consolidation of facilities (all of which charges and expenses are not incurred directly for the development and publishing of games we sell or expect to sell), to provide management with useful supplemental information concerning our operating results without those charges and expenses, to facilitate internal comparisons to our historical operating results (without regard to those charges or other charges not directly relating to the development and publishing of games we sell or expect to sell, which may have been taken in other periods or which may have no similar charges), in making operating decisions, for budget planning and to facilitate comparison of our performance with the performance of our competitors who may not have incurred similar charges. Non-GAAP financial measures are not recognized measures for financial statement presentation under GAAP and should not be regarded as a replacement for corresponding GAAP measures. In addition, these non-GAAP measures may be different from non-GAAP measures used by other companies and may be different from non-GAAP measures presented by us in other periods. Management compensates for these limitations to using these non-GAAP measures by disclosing the methodology of calculating the non-GAAP measures and by according the non-GAAP financial measures less weight than it accords to GAAP financial measures.

        The non-GAAP financial measures in our February 20, 2003 announcement include calculations of non-GAAP net loss and non-GAAP pre-tax loss. These non-GAAP measures were referred to as "pro forma" in the press release but are referred to in this Item 5 as "non-GAAP". These non-GAAP financial measures excluded from GAAP results restructuring and other charges associated with asset impairments, employee severance costs, and expenses relating to the closing of facilities (all of which charges and expenses are not incurred directly for the development and publishing of games we sell or expect to sell). These excluded charges for the quarter and year ending December 31, 2002 are specifically associated with two events: the consolidation of administrative facilities from Corsicana, Texas to Chicago, Illinois and Milpitas, California; and, the consolidation of product development operations in California. Management believes presenting non-GAAP measures of results of operations for these periods, without regard to restructuring charges, provides supplemental information for investors relating directly to the development and publishing of games we sell or expect to sell, including cost structure, profitability and cash flow, without regard to the restructuring events or other costs and expenses not directly related to our development and publishing of games we sell or expect to sell. Management also believes this supplemental information is useful to investors for comparing our operations from period to period as well as to competitors' operations who may not have had similar charges. The consolidation of the facilities from Corsicana, Texas to Chicago, Illinois and Milpitas, California was substantially completed by year-end 2002 and the financial impact of this consolidation was immaterial by year-end 2002. Management believes the consolidation of California product development operations will be substantially completed by year-end 2003 and the financial impact of the consolidation to be immaterial by year-end 2003.

        The February 20, 2003 press release also presented non-GAAP measures of our results of operations for the quarter and year ended December 31, 2002. The December 31, 2002 non-GAAP measures include calculations of non-GAAP net loss and non-GAAP pre-tax loss. These non-GAAP financial measures excluded from GAAP results restructuring and other charges associated with asset impairments, employee severance costs, and expenses relating to the closing of facilities (all of which do not directly relate to the development and publishing of games we sell or expect to sell). Specifically, these excluded charges are associated with the downsizing of the coin-operated business. Management believes presenting non-GAAP results of operations for these periods provides insight for investors into our operations and financial performance without regard to the restructuring events, including cost structure, profitability and cash flow. Management also believes this supplemental information is useful to investors for comparing our operations from period to period as well as for comparing our operations to those of our competitors' who may not have had similar charges. The downsizing of the coin-operated business was substantially completed by year-end 2002 and the financial impact of this downsizing was immaterial by March 31, 2003.

        The February 20, 2003 press release also included Management guidance regarding anticipated revenues and pre-tax earnings at that time (both GAAP and non-GAAP) for the three-months ending March 31, 2003 and twelve-months ending December 31, 2003. The non-GAAP earnings measures for these periods excluded from GAAP results the restructuring and other charges associated with asset impairments, employee severance costs, and expenses relating to the closing of facilities (all of which do not relate directly to the development and publishing of games we sell or expect to sell). These excluded charges are specifically associated with the consolidation of product development operations in California. Management believes presenting non-GAAP measures of results of operations for these periods provides insight for investors into our operations and financial performance, without regard to the restructuring activities, including cost structure, profitability and cash flow. Management also believes this supplemental information is useful to investors for comparing our operations from period to period as well as to competitors' operations who may not have incurred similar charges. Management believes the consolidation of California product development operations will be substantially completed by year-end 2003 and the financial impact of the consolidation to be immaterial by year-end 2003.

  FOURTH QUARTER RESULTS

        The pre-tax loss for the quarter ended December 31, 2002 was $19.2 million compared with a pre-tax loss of $0.3 million for the quarter ended December 31, 2001. The non-GAAP pre-tax loss for the quarter ended December 31, 2002 was $18.9 million. The non-GAAP pre-tax loss excludes $0.4 million of restructuring and other charges associated with the consolidation of product development operations in California and a $0.1 million reduction of the 2001 restructuring charges related to the downsizing of the coin-operated videogame business. This compares with a non-GAAP pre-tax loss for the quarter ended December 31, 2001 of $1.2 million. The non-GAAP pre-tax loss for the quarter ended December 31, 2001 excludes a $0.9 million reduction of previously reserved restructuring and other charges, primarily related to our exit of the coin-operated business.

  FULL-YEAR 2002 RESULTS

        The pre-tax loss for the year ended December 31, 2002 was $48.3 million compared with a pre-tax loss of $61.4 million for the year ended December 31, 2001. The non-GAAP pre-tax loss for the year ended December 31, 2002 was $46.0 million. This non-GAAP pre-tax loss excludes $0.4 million of restructuring and other charges associated with the consolidation of product development operations in California, $1.2 million of restructuring and $0.8 million of one time charges incurred with the consolidation of administrative facilities and a $0.1 million reduction of the 2001 restructuring charges related to the downsizing of the coin-operated videogame business. This compares to a non-GAAP pre-tax loss for the year ended December 31, 2001 of $49.7 million. The non-GAAP pre-tax loss for the year ended December 31, 2001 excludes $11.7 million of restructuring and other charges primarily related to the exit of the coin-operated business.

GUIDANCE

        On February 20, 2003, Midway expected revenues of between $40.0 million and $45.0 million for the first quarter 2003. The Company expected a GAAP pre-tax loss of between $9.2 million and $11.7 million in the first quarter 2003. The Company expected a non-GAAP pre-tax loss of between $4.0 million and $6.5 million in the first quarter 2003, excluding from GAAP results approximately $5.2 million of restructuring and other charges primarily associated with the consolidation of product development operations in California.

        On February 20, 2003, Midway expected revenues of between $250.0 million and $275.0 million for the year ending December 31, 2003. The Company expected GAAP pre-tax earnings for the year ending December 31, 2003 of between $13.3 million and $23.3 million. The Company expected non-GAAP pre-tax earnings for the year ending December 31, 2003 of between $19.0 million and $29.0 million, excluding from GAAP results approximately $5.7 million of restructuring and other charges primarily associated with the consolidation of product development operations in California.

        The following Tables I-V present results of operations for the three and twelve-months ended December 31, 2003, non-GAAP results of operations for this same period, reconciliations of non-GAAP financial measures to comparable GAAP measures, and Management's financial guidance for the three-months ended March 31, 2003 and twelve months ended December 31, 2003 as of February 20, 2003.

TABLE I.

MIDWAY GAMES INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three-Months Ended December 31,				Twelve-Months Ended December 31,
	2002		2001		2002		2001(1)
Revenues:
Home video	$80,156		$40,775		$190,412		$96,001
Coin-operated video	—		2,945		1,445		19,992

Total revenues	80,156		43,720		191,857		115,993
Cost of sales:
Home video—product costs and distribution	32,989		14,659		73,945		37,583
Home video—royalties and product development	27,740		7,497		68,141		20,228

Home video—total cost of sales	60,729		22,156		142,086		57,811
Coin-operated video	—		(60	)(7)	613		17,467	(7)

Total cost of sales	60,729		22,096		142,699		75,278

Gross profit	19,427		21,624		49,158		40,715
Research and development expense	5,871		6,919		25,007		43,406
Selling and marketing expense	19,959		10,182		43,603	(2)	30,745
Administrative expense	4,826	(2)	4,979	(7)	22,192	(2)(3)	23,024	(3)(7)
Restructuring and other expense	9,411	(4)(6)	180	(7)	10,621	(4)(5)(6)	7,026	(7)

Operating loss	(20,640)		(636)		(52,265)		(63,486)
Other income and expense, net	1,451		331		3,919		2,122

Loss before income taxes	(19,189)		(305)		(48,346)		(61,364)
Income taxes	5,477	(8)	—		5,477	(8)	—

Net Loss	(24,666)		(305)		(53,823)		(61,364)
Preferred stock dividend:
Distributed	135		562		1,159		1,227
Imputed	152		1,858		18,636		4,187

Loss applicable to common stock	$(24,953)		$(2,725)		$(73,618)		$(66,778)

Basic and diluted loss per share of common stock	$(0.54)		$(0.07)		$(1.61)		$(1.75)

Average number of shares outstanding	46,469		38,968		45,586		38,072

(1)
Certain 2001 amounts have been reclassified to reflect current period presentation.

(2)
The Company incurred charges totaling $25,000 and $873,000 during the three and twelve-months ended December 31, 2002 relating to the closing of administrative facilities located in Corsicana, TX. The administrative operations were consolidated with existing operations in Chicago, IL and Milpitas, CA.

(3)
Administrative expense includes $1,961,000 of amortization of goodwill for the twelve-months ended December 31, 2001 and none for the twelve-months ended December 31, 2002 in accordance with the adoption of Statement of Financial Accounting Standards Number 142, Goodwill and Other Intangible Assets.

(4)
The Company incurred restructuring and other charges of $9,517,000 during the three and twelve-months ended December 31, 2002 relating to the San Diego and Milpitas studios.

(5)
The Company incurred restructuring and other charges of $1,210,000 during the twelve-months ended December 31, 2002 relating to the closing of administrative facilities located in Corsicana, TX. The administrative operations were consolidated with existing operations in Chicago, IL and Milpitas, CA.

(6)
The Company reduced $106,000 of the 2001 restructuring charges related to the downsizing of the coin-operated videogame business during the three and twelve-months ended December 31, 2002.

(7)
The Company incurred restructuring and other charges during the three and twelve-months ended December 31, 2001 relating to the downsizing of the coin-operated business. The three-months ended December 31, 2001 charges consisted of $180,000 of restructuring charges, $200,000 of administrative charges and a reduction of $1,260,000 of previously reserved charges related primarily to the write-off of coin-operated video inventory. The twelve-months ended December 31, 2001 charges consisted of $7,026,000 of restructuring charges, $1,165,000 of administrative charges and $3,456,000 related primarily to the write-off of coin-operated video inventory.

(8)
The Company incurred $5,390,000 of deferred income tax expense resulting from the revaluation of net deferred tax assets. The Company also incurred $87,000 of current foreign income tax expense.

TABLE II.

MIDWAY GAMES INC.
Non-GAAP Condensed Consolidated Statements of Operations(1)
(in thousands, except per share amounts)
(unaudited)

	Three-Months Ended December 31,		Twelve-Months Ended December 31,
	2002	2001(2)	2002	2001(2)
Revenues:
Home video	$80,156	$40,775	$190,412	$96,001
Coin-operated video	—	2,945	1,445	19,992

Total revenues	80,156	43,720	191,857	115,993
Cost of sales:
Home video—product costs and distribution	32,989	14,659	73,945	37,583
Home video—royalties and product development	27,740	7,497	68,141	20,228

Home video—total cost of sales	60,729	22,156	142,086	57,811
Coin-operated video	—	1,200	613	14,011

Total cost of sales	60,729	23,356	142,699	71,822

Gross profit	19,427	20,364	49,158	44,171
Research and development expense	5,871	6,919	25,007	43,406
Selling and marketing expense	19,959	10,182	43,414	30,745
Administrative expense	4,801	4,779	21,508	21,859
Restructuring and other expense	9,108	—	9,108	—

Operating loss	(20,312)	(1,516)	(49,879)	(51,839)
Other income and expense, net	1,451	331	3,919	2,122

Loss before income taxes	(18,861)	(1,185)	(45,960)	(49,717)
Income taxes	5,477	—	5,477	—

Non-GAAP Net Loss	(24,338)	(1,185)	(51,437)	(49,717)

Non-GAAP basic and diluted loss per share of common stock	$(0.52)	$(0.03)	$(1.13)	$(1.31)

Average number of shares outstanding	46,469	38,968	45,586	38,072

(1)
Non-GAAP condensed consolidated statements of operations exclude items listed on the following table.

(2)
Certain 2001 amounts have been reclassified to reflect current period presentation.

TABLE III.

MIDWAY GAMES INC.
Reconciliation of GAAP to Non-GAAP Net Loss (1)
(in thousands, except per share amounts)
(unaudited)

	Three-Months Ended December 31,				Twelve-Months Ended December 31,
	2002		2001		2002		2001
GAAP net loss	$(24,666)		$(305)		$(53,823)		$(61,364)
Cost of sales—coin-operated video			(1,260	)(2)			3,456	(2)
Selling and marketing expense					189	(3)
Administrative expense	25	(3)	200	(2)	684	(3)	1,165	(2)
Restructuring and other charges:
Consolidation of California product development operations	409	(4)	—		409	(4)	—
Consolidation of administrative facilities	—		—		1,210	(5)	—
Downsizing of coin-operated videogame business	(106	)(6)	180	(2)	(106	)(6)	7,026	(2)

Non-GAAP net loss	$(24,338)		$(1,185)		$(51,437)		$(49,717)

Non-GAAP basic and diluted loss per share of common stock	$(0.52)		$(0.03)		$(1.13)		$(1.31)

Average number of shares outstanding	46,469		38,968		45,586		38,072

(1)
This table reconciles net loss presented in accordance with Generally Accepted Accounting Principles to net loss excluding items set forth in the table.

(2)
Midway incurred restructuring and other charges during the three and twelve-months ended December 31, 2001 relating to the downsizing of the coin-operated business. The three-months ended December 31, 2001 consisted of $180,000 of restructuring charges, $200,000 of administrative charges and a reduction of $1,260,000 of previously reserved charges related primarily to the write-off of coin-operated video inventory. The twelve-months ended December 31, 2001 charges consisted of $7,026,000 of restructuring charges, $1,165,000 of administrative charges and $3,456,000 related primarily to the write-off of coin-operated video inventory.

(3)
Midway incurred administrative charges totaling $25,000 and $684,000 during the three and twelve-months ended December 31, 2002, respectively, and selling and marketing charges of $189,000 during the twelve-months ended December 31, 2002 relating to the closing of administrative facilities located in Corsicana, TX. The administrative operations were consolidated with existing operations in Chicago, IL and Milpitas, CA.

(4)
Midway incurred restructuring and other charges of $409,000 during the three and twelve-months ended December 31, 2002 relating to the consolidation of product development operations in the San Diego and Milpitas studios.

(5)
Midway incurred restructuring charges of $1,210,000 during the twelve-months ended December 31, 2002 related to the closing of administrative facilities located in Corsicana, TX. The administrative operations were consolidated with existing operations in Chicago, IL and Milpitas, CA.

(6)
Midway reduced $106,000 of the 2001 restructuring charge related to the downsizing of the coin-operated videogame business during the three-months and twelve-months ended December 31, 2002.

TABLE IV.

MIDWAY GAMES INC.
Reconciliation of GAAP to Non-GAAP Pre-Tax Loss (1)
(in thousands, except per share amounts)
(unaudited)

	Three-Months Ended December 31,				Twelve-Months Ended December 31,
	2002		2001		2002		2001
GAAP pre-tax loss	$(19,189)		$(305)		$(48,346)		$(61,364)
Cost of sales—coin-operated video			(1,260	)(2)			3,456	(2)
Selling and marketing expense					189	(3)
Administrative expense	25	(3)	200	(2)	684	(3)	1,165	(2)
Restructuring and other charges:
Consolidation of California product development operations	409	(4)	—		409	(4)	—
Consolidation of administrative facilities	—		—		1,210	(5)	—
Downsizing of coin-operated videogame business	(106	)(6)	180	(2)	(106	)(6)	7,026	(2)

Non-GAAP pre-tax loss	$(18,861)		$(1,185)		$(45,960)		$(49,717)

(1)
This table reconciles pre-tax loss presented in accordance with Generally Accepted Accounting Principles to pre-tax loss excluding items set forth in the table.

(2)
Midway incurred restructuring and other charges during the three and twelve-months ended December 31, 2001 relating to the downsizing of the coin-operated business. The three-months ended December 31, 2001 consisted of $180,000 of restructuring charges, $200,000 of administrative charges and a reduction of $1,260,000 of previously reserved charges related primarily to the write-off of coin-operated video inventory. The twelve-months ended December 31, 2001 charges consisted of $7,026,000 of restructuring charges, $1,165,000 of administrative charges and $3,456,000 related primarily to the write-off of coin-operated video inventory.

(3)
Midway incurred administrative charges totaling $25,000 and $684,000 during the three and twelve-months ended December 31, 2002, respectively, and selling and marketing charges of $189,000 during the twelve-months ended December 31, 2002 relating to the closing of administrative facilities located in Corsicana, TX. The administrative operations were consolidated with existing operations in Chicago, IL and Milpitas, CA.

(4)
Midway incurred restructuring and other charges of $409,000 during the three and twelve-months ended December 31, 2002 relating to the consolidation of product development operations in the San Diego and Milpitas studios.

(5)
Midway incurred restructuring charges of $1,210,000 during the twelve-months ended December 31, 2002 related to the closing of administrative facilities located in Corsicana, TX. The administrative operations were consolidated with existing operations in Chicago, IL and Milpitas, CA.

(6)
Midway reduced $106,000 of the 2001 restructuring charge related to the downsizing of the coin-operated videogame business during the three-months and twelve-months ended December 31, 2002.

TABLE V.

        The finanical guidance in this table reflects Management's anticipated results as of February 20, 2003.

MIDWAY GAMES INC.
Reconciliation of GAAP to Non-GAAP Earnings Guidance Range(1)
(in millions, except per share amounts)
(unaudited)

	Three-Months Ending March 31, 2003
Revenue Guidance	$45.0	$40.0

GAAP pre-tax loss	$(9.2)	$(11.7)
Restructuring and other charges primarily associated with the consolidation of product development operations in California	5.2	5.2

Non-GAAP pre-tax loss	$(4.0)	$(6.5)

	Twelve-Months Ending December 31, 2003
Revenue Guidance	$275.0	$250.0

GAAP pre-tax earnings	$23.3	$13.3
Restructuring and other charges primarily associated with the consolidation of product development operations in California	5.7	5.7

Non-GAAP pre-tax earnings	$29.0	$19.0

(1)
This table reconciles earnings guidance presented in accordance with Generally Accepted Accounting Principles to earnings guidance disclosed in our Current Report on Form 8-K filed with the SEC on February 21, 2003 excluding items set forth in the table above.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
September 8, 2003	By:	/s/ DAVID F. ZUCKER David F. Zucker President and Chief Executive Officer

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  Item 5. Other Events and Regulation FD Disclosure.
MIDWAY GAMES INC. Condensed Consolidated Statements of Operations (in thousands, except per share amounts) (unaudited)
MIDWAY GAMES INC. Non-GAAP Condensed Consolidated Statements of Operations(1) (in thousands, except per share amounts) (unaudited)
MIDWAY GAMES INC. Reconciliation of GAAP to Non-GAAP Net Loss (1) (in thousands, except per share amounts) (unaudited)
MIDWAY GAMES INC. Reconciliation of GAAP to Non-GAAP Pre-Tax Loss (1) (in thousands, except per share amounts) (unaudited)
MIDWAY GAMES INC. Reconciliation of GAAP to Non-GAAP Earnings Guidance Range(1) (in millions, except per share amounts) (unaudited)
SIGNATURE